UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2022

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Effective at the close of business on July 21, 2022, we amended our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a 1-for-10 reverse split of our common stock (the “Reverse Split”). Immediately following the effectiveness of the Reverse Split, there will be approximately 6,110,125 shares of our common stock outstanding. Stockholders will receive a cash payment in lieu of any issuance of fractional shares. The number of shares of common stock issuable upon exercise or conversion of all outstanding options and warrants and the associated exercise or conversion prices will be adjusted accordingly for the Reverse Split.

At our annual meeting of stockholders, as disclosed in our 8-K filed on June 27, 2022, our stockholders approved an amendment to our Second Amended and Restated Certificate of Incorporation to effect a Reverse Split of our common stock at a ratio between 1-for-5 to 1-for-10, if and when determined by our Board of Directors. Our Board of Directors authorized the implementation of the Reverse Split, at a ratio of 1-for-10.

A copy of the amendment to our Certificate of Incorporation is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On July 21, 2022, we issued a press release announcing the Reverse Split. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Cellectar Biosciences, Inc.
99.1	Press release, dated July 21, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: July 21, 2022	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer